Exhibit 99.1

United States Department of Justice

Office of the United States Trustee

Central District of California

In Re:		CHAPTER 11 (BUSINESS)

Gardenburger, Inc.		Case Number:	SA-05-19539-JB
		Operating Report Number:	2
	Debtor(s).	For Month Ending:	November 30, 2005

	I. CASH RECEIPTS AND DISBURSEMENTS
	A. GENERAL ACCOUNT*		CASH BASIS

Beginnign Balance:			(2,147.76)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNTS REPORTS			1,356,881.37

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS:			(1,234,914.56)

3. BEGINNING BALANCE:			119,819.05

4. RECEIPTS DURING CURRENT PERIOD
Accounts receivable - Post filing

Accounts receivable - Pre filing

General Sales

Other (Specify)	Misc. See Attached	33,270.23

Other (Specify)	Loan Deposits	2,574,458.12

TOTAL RECEIPTS THIS PERIOD:			2,607,728.35

5. BALANCE:			2,727,547.40

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD

Transfers to Other DIP accounts (PAYROLL)		97,333.37
Transfers to Other DIP accounts (Zions)		70,000.00
Bank Fees		2,547.61
Prepetition checks Cleared		3,440.69
Bank Card Payment		9,712.86
Disbursements		2,256,681.72

7. TOTAL DISBURSEMENTS THIS PERIOD:			2,439,716.25

8. ENDING BALANCE:			287,831.15
		Unreconciled Difference	(2.97)

General Account Numbers(s)	1459223132

Depository Name & Location	Bank of America
	1655 Grant Street, Building A, 10th Floor
	Concord, CA 94520-2445

*                 All receipts must be deposited into the general account.

**          Include receipts from the sale of any real or personal property out of the course of ordinary business: attach and exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale.

***   This amount should be the same as the total from attachments

	I. CASH RECEIPTS AND DISBURSEMENTS
	B. Lock Box*

Beginning Balance		73,882.62

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNTS REPORTS		2,005,755.57

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS:		(1,745,873.72)

3. BEGINNING BALANCE:		333,764.47

4. RECEIPTS DURING CURRENT PERIOD

Accounts receivable	3,766,229.24

General Sales

Other (Specify)

Other (Specify)

TOTAL RECEIPTS THIS PERIOD:		3,766,229.24

5. BALANCE:		4,099,993.71

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD

Swept to line of Credit	3,977,097.92
Disbursements - Bank service Charges	696.47

7. TOTAL DISBURSEMENTS THIS PERIOD:		3,977,794.39

8. ENDING BALANCE:		122,199.32

General Account Numbers(s)	8666503328

Depository Name & Location	Bank of America
	231 S Lasalle St
	Chicago, IL 60697

*                 All receipts must be deposited into the general account.

**          Include receipts from the sale of any real or personal property out of the course of ordinary business: attach and exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale.

***   This amount should be the same as the total from attachments

	I. CASH RECEIPTS AND DISBURSEMENTS
	C. Lock Box*

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNTS REPORTS		—

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS:		—

3. BEGINNING BALANCE:		—

4. RECEIPTS DURING CURRENT PERIOD

Accounts receivable	870,935.50

General Sales

Other (Specify)

Other (Specify)

TOTAL RECEIPTS THIS PERIOD:		870,935.50

5. BALANCE:		870,935.50

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD

Swept to Bank of America	628,384.88
Disbursements - Bank service Charges

7. TOTAL DISBURSEMENTS THIS PERIOD:		628,384.88

8. ENDING BALANCE:		242,550.62

General Account Numbers(s)	412-1206403

Depository Name & Location	Wells Fargo Bank
	P.O. Box 63020
	San Francisco, CA 94163

*                 All receipts must be deposited into the general account.

**          Include receipts from the sale of any real or personal property out of the course of ordinary business: attach and exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale.

***   This amount should be the same as the total from attachments

I. CASH RECEIPTS AND DISBURSEMENTS
E. Tax Account

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNTS REPORTS	N/A

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS:

3. BEGINNING BALANCE:	0

4. RECEIPTS DURING CURRENT PERIOD
Accounts receivable - Post filing

Accounts receivable - Pre filing

General Sales

Other (Specify)

Other (Specify)

TOTAL RECEIPTS THIS PERIOD:	0

5. BALANCE:	0

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD

Transfers to Other DIP accounts (see attached)
Disbursements (see attached)

7. TOTAL DISBURSEMENTS THIS PERIOD:

8. ENDING BALANCE:

General Account Numbers(s)

Depository Name & Location

*                 All receipts must be deposited into the general account.

**          Include receipts from the sale of any real or personal property out of the course of ordinary business: attach and exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale.

***   This amount should be the same as the total from attachments

	I. CASH RECEIPTS AND DISBURSEMENTS	ACCRUAL
	D. (PAYROLL ACCOUNT )

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNTS REPORTS		240,534.83

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS:		(227,257.20)

	3. BEGINNING BALANCE:	13,277.63

	4. RECEIPTS DURING CURRENT PERIOD
Bank Transfers	97,333.37

5. BALANCE:		110,611.00

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD

Payroll Transfers & Cleared checks (See ADP Register)		(98,326.69)
	O/S payroll checks - (See bank reconciliation)	(9,391.37)
	ADP Fees	(2,108.23)

	7. TOTAL DISBURSEMENTS THIS PERIOD:	(109,826.29)

	8. ENDING BALANCE:	784.71

General Account Numbers(s)	1459322675

Depository Name & Location	Bank of America
	1655 Grant Street, Building A, 10th Floor
	Concord, CA 94520-2445

II. Status of Payments to Secured Creditors, Lessors and other parties to Executory Contracts

Creditor, Lessor, Etc.	Frequency of Payments (Mo/Qtr)	Amount of Payments	Post Petition Payments not made (Number)	Total Due
Capital Source - LOC	Daily	7,280,154.54	0	0
Irvine Company	Monthly	12,103.30	0	0
Freemont Center	Monthly	47,944.00	0	0
Well Fargo	Daily	651,410.98	0	0
Capital Source-Term Note	One time	2,694,825.00	0	0

			Total Due:	$—

III. Tax Liabilities

For the reporting Period:	November 30,2005

Gross Sales Subject to Sales Tax:	—
Total Wages Paid	517,580.95

	Total Post-Petition Amounts Owing	Amount Delinquent	Date Delinquent Amount due
Federal Withholding	—
State Withholding	—
FICA	—
FICA	—
Federal Unemployment	—
Sales and Use	871.62	0
Real Property	6,797.28
Other	—

	$7,668.90	$—

IV. Aging of Accounts payable and Receivable

	Accounts Payable	Accounts Receivable
	Post Petition	Pre-Petition	Post Petition
30 Days or less	1,303,993.63		2,225,912.15
31 - 60 Days	55,165.98	104,277.57	148,504.64
61 - 90 Days		79,002.86
91 - 120 Days		110,243.82
Over 120 Days		10,570.47
Total	1,359,159.61	304,094.72	2,374,416.79

V. Insurance Coverage

	Name of Carrier	Amount of Coverage	Policy Expiration Date	Premium Paid Through Date
General Liability	WAUSAU	2,000,000.00	January 1, 2006	January 1, 2006
Worker’s Comp	See List	500,000/1,000,000	December 31, 2005	December 31, 2005
Casualty	Liberty Mutual	32,250,000.00	January 1, 2006	January 1, 2006
Vehicle	WAUSAU	1,000,000.00	January 1, 2006	January 1, 2006
Umbrella	WAUSAU	10,000,000.00	January 1, 2006	January 1, 2006
D&O	Twin City Fire	10,000,000.00	April 12, 2006	April 12, 2006
Crime	Federal Ins Co	2,000,000.00	January 1, 2006	January 1, 2006
Excess Umbrella	WAUSAU	10,000,000.00	January 1, 2006	January 1, 2006

VI:  United States Trustee Quarterly Fees
(Total Payments)

Quarterly Period Ending (Date)	Total Disbursements	Quarterly Fees	Date Paid	Amount Paid	Quarterly Fees Still Owing

Total	0	0	0	0	0

VII. Schedule of Compensation Paid to Insiders

Name of Insider	Date of Order Authorizing Compansation	Authorized Gross Compansation	Gross Compensation Paid During the Month
Scott Wallace		Bi Weekly Payroll	22,000.00
Robert Trebing			—
James Linford		Bi Weekly Payroll	16,230.79

			38,230.79

VIII.  Schedule of Other amounts paid to insiders

Name of Insider	Date of Order Authorizing Compansation	Description	Amount Paid During the Month
Scott Wallace			—
Robert Trebing		Semi Monthly Consulting fees	17,000.00
James Linford			—

17,000.00

* Please indicate how compensation was identified in the order (e.g. $1,000/Week, $2,500/Month)

IX. Profit & Loss Statement
(Accrual Basis Only)

Sales/Revenue		Current	Cumulative
	Gross Revenue	3,464,008.65	7,236,874.55
	Less Returns/Discounts	(32,857.58)	(44,125.54)
		3,431,151.07	7,192,749.01
		—
Cost of Goods Sold		—
	Beginning Inventory	(6,490,229.27)	(6,361,456.79)
	Cost of Goods Sold	(1,848,339.58)	(3,877,644.93)
Gross Profit		1,582,811.49	3,315,104.08

	Other Operating Income	0.00	—

Operating Expenses
	Payroll - Insiders	(38,230.79)	(38,230.79)
	Payroll - Other Employees	(511,112.61)	(1,070,108.83)
	Payroll Taxes	(34,049.86)	(70,523.84)
	Other Taxes	0.00	—
	Depreciation & Amortization	(196,682.06)	(394,988.69)
	Rent	(54,707.11)	(108,398.49)
	Lease Expense	(4,835.26)	(9,767.18)
	Insurance	(34,593.38)	(82,220.05)
	Real Property Taxes	(19,113.53)	(38,227.06)
	Telephone & Utilities	(106,518.30)	(220,816.28)
	Repairs & Maintenance	(86,361.05)	(156,713.84)
740000	Travel Expense	(600.91)	(3,776.87)
740001	Travel Expense Airfare	(3,124.59)	(6,240.40)
740002	Travel Expense Car rental	(1,492.24)	(4,131.41)
740003	Travel Expense Car Rental Gas	(21.20)	(35.95)
740004	Travel Expense-Taxi	—	(189.00)
740005	Travel Expense-Lodging	(4,007.62)	(13,249.46)
740009	Travel Expense-Miscellaneous	(434.33)	(1,068.06)
740020	Meals & Entertainment	(73.04)	(126.03)
740021	Travel - Business Meals	(407.26)	(3,255.94)
740022	Travel-Business Entertainment	(238.11)	(417.99)
	Travel	(10,399.30)	(32,491.11)
	Miscellaneous Operating Expenses		—
510015	Workers’ Comp Expense	(2,255.80)	(9,191.65)
510020	Medical Benefits	(36,713.36)	(87,881.20)
510025	Employer 401K Benefits	(344.15)	(2,059.05)
510030	Employee Benefits-Other	(2,131.25)	(4,403.92)
510100	Temporary Labor	(53,884.07)	(112,826.37)
511000	Actual Direct Labor Costs	331,233.63	710,211.71
520510	Freight into Cold Storage	(4,714.66)	(10,622.96)
520513	Freight-In DC to DC	(50,761.02)	(131,881.91)
520514	Freight Out-Pick Charge	(12,042.84)	(22,184.21)
520518	Product Storage	(71,296.22)	(139,133.77)
520519	Product Storage-Club	(8,488.21)	(13,488.41)
520520	Laundry Expense	(9,894.33)	(16,846.78)
520540	Production Supplies	(16,786.51)	(28,325.59)
520541	Pallet Expense	(4,084.49)	(5,228.93)
520544	Lecithin Expense	(5,343.99)	(7,540.74)
520546	Dalsorb	(1,151.11)	(1,198.75)
520580	Supplies Nitrogen	(3,132.00)	4,537.00
520600	Overhead Allocation	(520,461.08)	(1,073,723.93)
521000	Actual Overhead Costs	702,690.24	1,427,546.43
521010	Overhead Alloc-Frght & Strge	91,827.26	174,806.38
550690	Std O/H-Line 1	163,207.44	371,747.84
550692	Std O/H-Line 2	346,737.74	654,640.92
550700	Standard Overhead Total	(509,945.18)	(1,026,388.76)
600040	Worker’s Compensation Exp	(1,158.86)	(4,722.08)
600050	Medical Benefits	(21,490.63)	(44,551.48)
600060	Employer 401K Benefits	327.93	(1,337.73)
600070	Employee Outplacement	(2,000.00)	(4,000.00)
600080	Employee Benefits-Auto	(4,200.00)	(8,400.00)
600100	Employee Benefits-Events	(3,416.00)	(3,388.00)
600150	Employee Benefits-Recognition	—	(103.95)
600190	Employee Benefits-Other	(3,064.93)	(6,287.22)
600195	Employee Benefits-KARMA	(114.81)	(1,352.54)
600200	Training & Education	(1,250.00)	(1,750.33)
600490	H/R Other	—	75.00
600500	Recruiting Fees	(495.00)	(495.00)
700060	Postage	(1,276.73)	(1,917.57)
700070	Air Freight & Delivery-Admin	(1,526.55)	(4,915.72)
700080	Office Supplies	(2,611.21)	(7,559.32)
710010	Board Expenses	(9,668.00)	(19,336.00)
710020	Investor Report-O/S Consulting	—	(85.00)
710035	Securities Fees	(1,192.76)	(2,867.77)
710060	Bank Charges	(3,231.08)	(10,053.74)
710070	Outside Services	(51,790.27)	(127,128.78)
720000	Computer Expenses	—	(960.55)
720030	Expensed Equipment	(711.14)
720040	Vehicles Expense	(183.16)	(288.60)

750000	Dues & Subscriptions	(2,042.25)	(2,262.25)
750020	Contributions-Product	(6,318.38)	(7,069.51)
750050	Taxes & Licenses	(6,321.09)	(12,640.33)
750051	Software Licenses & Maint	(2,740.50)	(5,481.00)
760000	Customer A/R Discount	(73,415.46)	(141,101.32)
760010	A/P Discounts Earned	980.01	1,825.75
760015	A/R Payment Differences	(12,157.57)	(31,394.60)
760040	Spoilage Expense **NEW**	(18,098.05)	(103,547.59)
790000	Other Operating Expenses	(69.24)	(69.24)
799990	Overhead Allocation	520,461.08	1,073,723.93
800210	Media Expense-Print	—	(3,000.00)
800230	Materials Production	(37,055.00)	(57,340.00)
800310	PR-Nat’l Publicity	(6,628.63)	(15,128.63)
800325	PR-New Products	—	(398.35)
800425	Promo’s-Other Trial Programs	(14,030.48)	(25,891.14)
800505	Coupon Exp-FSI Insertion	—	315.69
800510	Coupon Exp-Printing	(1,201.01)	(10,311.01)
800515	Coupon Exp-Redemption	(3,544.17)	(8,343.83)
800616	Website Exp-Promo’s	(4,076.56)	(4,076.56)
800670	Merchandising-Materials	3,999.45	(8,575.55)
800700	Market Research	(5,680.43)	(11,360.86)
800705	Research-Cons. Insight	—	(3,500.00)
800805	Existing Pkg Updates	(3,090.69)	(19,867.91)
800824	New Prod-Intro 4	(35,000.00)	(55,000.00)
800845	New Prod-Misc Packaging	(2,803.00)	(2,953.00)
800875	New Prod Testing-Materials	(2,564.79)	(7,397.68)
800885	Product Testing	(770.86)	(2,156.93)
800920	Freight Out-POS	(5.91)	(187.94)
800930	Other Marketing Exp	(25.00)	(25.00)
810008	Demo Exp-2005	—	(1,551.04)
810009	Demo Exp-2006	(51,172.43)	(84,670.80)
810018	Slotting Fees-2005	(2,599.60)	(2,599.60)
810019	Slotting Fees-2006	(10,863.57)	(45,863.57)
810035	Contract Expense	(67,158.34)	(134,316.68)
810048	Audit Deductions 2006	(3,838.02)	(4,788.09)
810059	TS - Accrual (Prior FY)	105,882.33	427,054.43
810068	TS - Accrual (Current FY)	(226,029.71)	(455,306.98)
810076	Misc Trade Spending	(2,989.55)	(3,822.55)
810087	TS-Admin Fees - 2005	(400.00)	(2,153.47)
810100	Brokers/Merch Commissions	(117,426.60)	(228,171.95)
810110	Distr Headquarters Prog	(66,879.12)	(135,749.89)
810120	Broker/Merch Incentives	—	(1,038.00)
810202	Freight Out-Pick Charge Alloc.	(12,042.83)	(22,184.20)
810205	Freight	(84,926.46)	(169,346.13)
810210	Cust Freight Allowance	(4,217.60)	(9,606.83)
810220	Storage - Allocated	(79,784.44)	(152,622.19)
810300	Product Samples Cost	(17,008.80)	(38,169.70)
810317	Trade Show Expense-2005	(215.00)	(4,224.53)
810318	Trade Show Expense-2006	(2,648.65)	(20,655.29)
811003	Trade Promo/Off Inv-2005	(29,347.70)	(40,092.70)
811004	Trade Promo/Off Inv-2006	(170,212.43)	(296,287.04)
811053	Allowance 3rd Party-2005	(53,698.84)	(129,387.96)
811054	Allowance 3rd Party-2006	(38,734.88)	(45,914.85)
811103	Trade Promo/Allow-2005	(63,300.84)	(245,700.75)
811104	Trade Promo/Allow-2006	(29,841.61)	(53,489.95)
811153	Trade Spending-2005	(10,203.88)	(25,182.91)
811154	Trade Spending-2006	(7,396.81)	(30,650.62)
811203	Trade Promos/Ads-2005	(5,024.07)	(27,974.37)
811204	Trade Promos/Ads-2006	(17,500.00)	(23,500.00)
811253	Trade Promos/Mktg Prog-2005	(20,475.00)	(42,244.21)
811254	Trade Promos/Mktg Prog-2006	(7,275.00)	(56,087.50)

	Miscelaneous Operating Expenses	(595,604.00)	(1,171,088.95)
Net Gain/(Loss) From Operations		(109,395.76)	(78,471.03)

Non Operating Income:		2,947.71	2,947.71
		2,947.71	2,947.71
Non Operating Expenses:			—
900040			—
900050	Interest Exp-Financing Fees	(70,259.78)	(295,630.19)
980000	Interest Expense	(151,634.70)	(224,821.65)
710040	Dividends Payable	—	(157,289.92)
710045	Legal Fees-Corporate	(134,169.09)	(343,598.58)
710000	Legal Fees-Trademark Defense	(4,052.50)	(5,920.60)
	Accounting Fees	(36,640.00)	(65,052.50)
	Non-Operating Expenses	(396,756.07)	(1,092,313.44)
			—
Net Income/(Loss)			—
		(503,204.12)	(1,167,836.76)

X. Balance Sheet
(Accrual Basis Only)

Assets
	Unrestricted Cash	13,560.20
	Restricted Cash	122,199.32
	Accounts Receivable	1,751,224.75
	Inventory	6,505,042.91
	PrepaidExpenses	1,587,641.41
	Total Current Assets	9,979,668.59

	Property, Plant & Equipment	23,486,394.59
	Accumulated Depreciation	(15,458,357.54)
	Net Property Plant & Equipment	8,028,037.05

	Other Assets (Net of Amoritzation)	1,187,603.86
	Due From Insiders	0.00
Total Assets		19,195,309.50

Liabilities
Post-Petition Liabilities
	Accounts Payable	(1,359,159.61)
	Taxes Payable	(87,265.27)
	Notes Payable
	Professional Fees	(213,822.70)
	Secured Debt	(7,138,000.00)
	Other Liabilities
200010	A/P Accrued-Inventory	(9,443.82)
230000	Accr Salaries & Wages	(182,205.55)
230190	Accrued Vacation	(209,963.22)
230040 - 230100	Accr Payroll Taxes less Workers comp	(28,719.56)
200020	A/P Accrued-Non Inventory	(952.77)
200030	A/P Accrued-Manual Entries	(401,097.09)
210100	Accrued Coupon Liability	(1,950.65)
210300	Accr Broker’s Commissions	(28,929.60)
210430	Accr Interest-Capital Source	(7,757.64)
230080	Accr Worker’s Comp	(71.99)
230130	Other Employee Withholdings	(353.84)
230140	Accrued Flex Spending	(1,585.38)
230150	Accrued 401k	(4,907.47)
230160	Accrued Sales Bonuses	(65,047.00)
240000	Other Short Term Liabilities	(12,035.88)
240005	Contract Liabilities	(324,147.56)
	Total Other Post-Petition Liabilities	(1,279,169.02)
	Total Post-Petition Liabilities	(10,077,416.60)

Pre-Petition Liabilities

250001	Capital Source LOC-ST N/P	0.00
250002	Cap. Source LT N/P Cur Portion	0.00
	Secured Debt	0.00
	Priority Liabilities	(37,797.08)
	Accounts Payable Trade	(2,696,748.93)
250003	Sub N/P Current Portion	(28,121,941.86)
230180	Accr Exec Profit Sharing	(899,454.00)
	Unsecured Liabiliteis	(31,718,144.79)
	Other (Itemize)	0.00
	Total Pre-Petition Liabilities	(31,755,941.87)
Total Liabilities		(41,833,358.47)

300000	Capital Common Stock	(11,188,961.28)
300001	Con Preferred Stock	(60,508,661.33)
300035	Capital Paid-In Surplus	(12,500,026.65)
310000	Effect of Foreign Curr Transln	(2,580.15)
330000	Retained Earnings	106,838,278.15
	Prepetition Owners Equity	22,638,048.74
	Post-Petition Profit/(Loss)	0.00
	Direct Charges to Equity	0.00

Total Liabilities & Equity		(19,195,309.73)

 XI. Questionnaire

1.  Has the debtor-in-possession made any payments on its pre-petition unsecured debt, except as have been authorized by the court?  If “Yes”, explain below.

No ☒ Yes ☐

2.  Has the debtor-in-possession during this reporting period provided compensation or remune-ration to any officers, directors, principals, or other insiders without appropriate authorization?

If “YES”, explain below.

No ☒ Yes ☐

3.  State what progress was made during the reporting period toward filing a plan of reorganization.

We filed the Plan on December 09, 2005.

4.  Describe potential future developments which may have a significant impact on the case:

None.

5.  Attach copies of all Orders granting relief from the automatic stay that were entered during the reporting period.

6.  Did you receive any exempt income this month, which is not set forth in the operation report?  If “Yes”, please set forth the amounts and sources of the income below.

No.

I,	/s/ Richard D. Werblin
	Richard D. Werblin	Director of Finance

declare under penalty of perjury that I have fully read and understood the foregoing debtor-in-possession operating report and that the information contained herein is true and complete to the best of my knowledge.